American Campus Communities Supplemental Analyst Package Third Quarter 2005 Earnings Call November 1, 2005

	Three Months Ended September 30,					Nine Months Ended September 30,
	2005	2004		$ Change	% Change	2005	2004		$ Change	% Change
Operating Data
Total revenues	$21,877	$13,458		$8,419	62.6%	$61,425	$42,641		$18,784	44.1%
Operating income (loss)	3,661	(991)		4,652		12,687	8,456		4,231
Net (loss) income	(596)	(5,208)		4,612		5,804	(4,679)		10,483
Net (loss) income per share - basic	(0.04)	(0.13)	(1)			0.41	(0.13)	(1)
Net (loss) income per share - diluted	(0.03)	(0.12)	(1)			0.41	(0.12)	(1)
FFO	3,567	(2,641)		6,208		11,829	2,448		9,381
FFO per share - basic	0.21	(0.01)	(1)			0.84	(0.01)	(1)
FFO per share - diluted	0.21	(0.01)	(1)			0.83	(0.01)	(1)
FFOM	4,285	(2,163)		6,448		12,404	1,981		10,423
FFOM per share - basic	0.25	(0.02)	(1)			0.88	(0.02)	(1)
FFOM per share - diluted	0.25	(0.02)	(1)			0.87	(0.02)	(1)
Same store net operating income -
owned off-campus properties	3,604	3,442		162	4.7%	13,448	11,954		1,494	12.5%

Operating Statistics	September 30, 2005			December 31, 2004
Debt to total market capitalization (2)	32.0%			30.2%
Interest coverage (3)	2.18			2.26
Fixed charge coverage (3)	1.65			1.72

(1) Per share amounts represent the period from August 17, 2004, the date of the Company's initial public offering, to September 30, 2004.
(2) Excludes debt related to our on-campus participating properties of $90.7 million and $77.2 million at September 30, 2005 and December 31, 2004, respectively.
(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest and fixed charges associated with our on-campus participating properties.

	September 30, 2005	December 31, 2004
Assets
Investments in real estate:
Owned off-campus properties, net	$409,712	$272,450
On-campus participating properties, net	81,750	68,064
Investments in real estate, net	491,462	340,514

Cash and cash equivalents	5,879	4,050
Restricted cash	8,547	9,816
Investments in commercial paper	31,682	-
Student contracts receivable, net	2,284	2,164
Other assets	14,615	11,084

Total assets	$554,469	$367,628

Liabilities and stockholders’ equity
Liabilities:
Secured debt	$291,762	$201,014
Accounts payable and accrued expenses	8,564	5,443
Other liabilities	26,275	20,294
Total liabilities	326,601	226,751

Minority interests	2,816	2,648

Stockholders’ equity:
Common stock, $.01 par value, 800,000,000 shares authorized,
17,190,000 and 12,615,000 shares issued and outstanding
at September 30, 2005 and December 31,2004, respectively	172	126
Additional paid in capital	231,253	136,259
Accumulated (deficit) earnings and distributions	(6,777)	1,802
Accumulated other comprehensive income	404	42
Total stockholders’ equity	225,052	138,229

Total liabilities and stockholders’ equity	$554,469	$367,628

	Three Months Ended September 30,				Nine Months Ended September 30,
	2005	2004		$ Change	2005	2004		$ Change
Revenues:
Owned off-campus properties	$15,184	$8,944		$6,240	$42,437	$24,659		$17,778
On-campus participating properties	3,637	3,328		309	12,263	11,823		440
Third party development services	2,017	537		1,480	3,994	4,738		(744)
Third party management services	783	535		248	2,055	1,307		748
Resident services	256	114		142	676	114		562
Total revenues	21,877	13,458		8,419	61,425	42,641		18,784

Operating expenses:
Owned off-campus properties	8,386	5,254		3,132	20,395	12,457		7,938
On-campus participating properties	2,173	2,032		141	6,034	5,873		161
Third party development and management services	1,609	1,330		279	4,646	4,121		525
General and administrative	1,534	2,912		(1,378)	4,823	3,920		903
Depreciation and amortization	4,269	2,619		1,650	12,143	7,150		4,993
Ground/facility leases	245	302		(57)	697	664		33
Total operating expenses	18,216	14,449		3,767	48,738	34,185		14,553

Operating income (loss)	3,661	(991)		4,652	12,687	8,456		4,231

Nonoperating income and (expenses):
Interest income	396	32		364	498	57		441
Interest expense	(4,319)	(4,678)		359	(12,761)	(13,148)		387
Amortization of deferred financing costs	(318)	(691)		373	(840)	(979)		139
Other nonoperating income	-	371		(371)	430	371		59
Total nonoperating expenses	(4,241)	(4,966)		725	(12,673)	(13,699)		1,026

(Loss) income before income taxes, minority interests,
and discontinued operations	(580)	(5,957)		5,377	14	(5,243)		5,257
-								-
Income tax (provision) benefit	(6)	757		(763)	(6)	757		(763)
-				-
Minority interests	(10)	86		(96)	(85)	130		(215)

Loss from continuing operations	(596)	(5,114)		4,518	(77)	(4,356)		4,279

Discontinued operations:
Loss attributable to discontinued operations	-	(94)		94	(2)	(284)		282
Gain (loss) from disposition of real estate	-	-		-	5,883	(39)		5,922
Total discontinued operations	-	(94)		94	5,881	(323)		6,204

Net (loss) income	$(596)	$(5,208)		$4,612	$5,804	$(4,679)		$10,483

Net (loss) income per share - basic	$(0.04)	$(0.13)	(1)		$0.41	$(0.13)	(1)
Net (loss) income per share - diluted	$(0.03)	$(0.12)	(1)		$0.41	$(0.12)	(1)
Weighted-average common shares outstanding:
Basic	17,005,462	12,290,256	(1)		14,100,631	12,290,256	(1)
Diluted	17,126,462	12,411,256	(1)		14,263,981	12,411,256	(1)

(1) Share and per share amounts represent the period from August 17, 2004, the date of the Company's initial public offering, through September 30, 2004.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2005	2004		$ Change	2005	2004		$ Change
Net (loss) income	$(596)	$(5,208)		$4,612	$5,804	$(4,679)		$10,483
Minority interests	10	(86)		96	85	(130)		215
(Gain) loss from disposition of real estate	-	-		-	(5,883)	39		(5,922)
Real estate related depreciation and amortization	4,153	2,653		1,500	11,823	7,218		4,605
Funds from operations ("FFO")	3,567	(2,641)		6,208	11,829	2,448		9,381

Elimination of operations of on-campus participating properties:
Net loss from on-campus participating properties	966	968		(2)	897	909		(12)
Amortization of investment in on-campus participating properties	(913)	(950)		37	(2,675)	(2,660)		(15)
	3,620	(2,623)		6,243	10,051	697		9,354
Modifications to reflect operational performance of on-campus participating properties:
Our share of net cash flow (1)	245	302		(57)	697	698		(1)
Management fees	167	158		9	588	586		2
On-campus participating property development fees (2)	253	-		253	1,068	-		1,068
Impact of on-campus participating properties	665	460		205	2,353	1,284		1,069
Funds from operations – modified for operational performance
of on-campus participating properties ("FFOM")	$4,285	$(2,163)		$6,448	$12,404	$1,981		$10,423

FFO per share
Basic	$0.21	$(0.01)	(3)		$0.84	$(0.01)	(3)
Diluted	$0.21	$(0.01)	(3)		$0.83	$(0.01)	(3)

FFOM per share
Basic	$0.25	$(0.02)	(3)		$0.88	$(0.02)	(3)
Diluted	$0.25	$(0.02)	(3)		$0.87	$(0.02)	(3)
Weighted average common shares outstanding
Basic	17,005,462	12,290,256	(3)		14,100,631	12,290,256	(3)
Diluted	17,174,663	12,411,256	(3)		14,263,981	12,411,256	(3)

(1) 50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures.
Represents amounts accrued for the interim periods.
(2) Development and construction management fees related to the Cullen Oaks Phase II on-campus participating property, which was completed in August 2005.
(3) Share and per share amounts represent the period from August 17, 2004, the date of the Company's initial public offering, through September 30, 2004.

Total Debt (1)	$196,456
Total Market Value (2)	417,266
Total Market Capitalization	$613,722
Debt to Total Market Capitalization	32.0%

Interest Coverage (3)	2.18

Fixed Charge Coverage (3)	1.65
		Principal Outstanding (1)	Weighted Average Interest Rate	Average Term to Maturity
Fixed Rate Mortgage (1)		$196,456	6.90%	6.4 Years
Variable Rate Unsecured Revolving Credit Facility		-	-	1.9 Years
Total / Weighted Average		$196,456	6.90%	6.4 Years

(1) Excluding debt related to our on-campus participating properties totaling $90.7 million with a weighted average interest rate of 6.72% and average term to maturity of 12.8 years. Also excludes unamortized debt premiums of $4.6 million.
(2) Based on share price of $24.02 at September 30, 2005.
(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest and fixed charges associated with our on-campus participating properties.

				Physical Occupancy at September 30,
Property	Primary University Served	Units	Beds	2005		2004
Owned off-campus properties:
1. Commons On Apache	Arizona State University Main Campus	111	444	100.0%	(1)	100.0%	(1)
2. The Village at Blacksburg	Virginia Tech University	288	1,056	99.1%		98.6%
3. The Village on University	Arizona State University Main Campus	288	918	98.5%		96.6%
4. River Club Apartments	The University of Georgia – Athens	266	794	98.6%		92.7%
5. River Walk Townhomes	The University of Georgia – Athens	100	340	97.9%		98.2%
6. The Callaway House	Texas A&M University	173	538	103.7%		102.2%
7. The Village at Alafaya Club	The University of Central Florida	228	840	98.7%		95.5%
8. The Village at Science Drive	The University of Central Florida	192	732	99.5%		99.5%
9. University Village at Boulder Creek	The University of Colorado at Boulder	82	309	93.2%		86.1%
10. University Village at Fresno	California State University – Fresno	105	406	95.8%		99.8%
11. University Village at TU	Temple University	220	749	98.1%		99.6%
Subtotal - Same Store Properties		2,053	7,126	98.8%		97.4%
12. University Village at Sweethome (2)	State University of New York – Buffalo	269	828	100.0%
13. University Club Tallahassee	Florida State University	152	608	99.2%
14. The Grove at University Club	Florida State University	64	128	97.7%
15. College Club Tallahassee	Florida A&M University	96	384	96.6%
16. The Greens at College Club	Florida A&M University	40	160	98.8%
17. University Club Gainesville	University of Florida	94	376	96.0%
18. City Parc at Fry Street	University of North Texas	136	418	99.5%
19. The Estates	University of Florida	396	1,044	99.1%
20. Callaway Villas (3)	Texas A&M University	236	704	n/a
21. Village at Newark (4)	Rutgers University, NJIT, Essex CCC	221	812	n/a
Subtotal - New Properties		1,704	5,462	98.8%	(5)
Total owned off-campus properties		3,757	12,588	98.8%	(5)
On-campus participating properties:
22. University Village—PVAMU	Prairie View A&M University	612	1,920	99.1%		99.6%
23. University College—PVAMU	Prairie View A&M University	756	1,470	86.4%		99.9%
24. University Village—TAMIU	Texas A&M International University	84	252	73.8%		70.6%
25. Cullen Oaks - Phase I and II (6)	The University of Houston	411	879	99.9%		99.6%
Total on-campus participating properties		1,863	4,521	93.7%		98.0%
Total - all properties		5,620	17,109	97.3%	(5)	97.6%

(1) Commons on Apache is 100% leased from August 2004 through July 2006 by Arizona State University.
(2) Construction was completed and property commenced operations in August 2005.
(3) Currently under development - scheduled to open for occupancy in August 2006.
(4) Currently under development - scheduled to open for occupancy in Fall 2007. Pending approval from the City of Newark's Central Planning Board, the project's capacity can be increased to 838 beds without modifying the existing building area.
(5) Excludes properties that are currently under development.
(6) Includes an additional phase consisting of 180 units and 354 beds that was completed in August 2005. Occupancy as of September 30, 2004 does not include the additional phase.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2005	2004	$ Change	% Change	2005	2004	$ Change	% Change
Property revenues
Owned off-campus properties:
Same store properties	$8,109	$7,982	$127	1.6%	$25,231	$23,697	$1,534	6.5%
New properties	7,331	1,076	6,255	581.3%	17,882	1,076	16,806	1561.9%
Total owned off-campus properties (1)	15,440	9,058	6,382	70.5%	43,113	24,773	18,340	74.0%

On-campus participating properties:
Same store properties	3,466	3,328	138	4.1%	12,092	11,823	269	2.3%
New properties	171	-	171	100.0%	171	-	171	100.0%
Total on-campus participating properties	3,637	3,328	309	9.3%	12,263	11,823	440	3.7%

Total property revenues	$19,077	$12,386	$6,691	54.0%	$55,376	$36,596	$18,780	51.3%

Property operating expenses
Owned off-campus properties:
Same store properties	$4,505	$4,540	$(35)	-0.8%	$11,783	$11,743	$40	0.3%
New properties	3,881	714	3,167	443.6%	8,612	714	7,898	1106.2%
Total owned off-campus properties	8,386	5,254	3,132	59.6%	20,395	12,457	7,938	63.7%

On-campus participating properties:
Same store properties	2,096	2,032	64	3.1%	5,957	5,873	84	1.4%
New properties	77	-	77	100.0%	77	-	77	100.0%
Total on-campus participating properties	2,173	2,032	141	6.9%	6,034	5,873	161	2.7%

Total property operating expenses	$10,559	$7,286	$3,273	44.9%	$26,429	$18,330	$8,099	44.2%

Property net operating income
Owned off-campus properties:
Same store properties	$3,604	$3,442	$162	4.7%	$13,448	$11,954	$1,494	12.5%
New properties	3,450	362	3,088	853.0%	9,270	362	8,908	2460.8%
Total owned off-campus properties	7,054	3,804	3,250	85.4%	22,718	12,316	10,402	84.5%

On-campus participating properties:
Same store properties	1,370	1,296	74	5.7%	6,135	5,950	185	3.1%
New properties	94	-	94	100.0%	94	-	94	100.0%
Total on-campus participating properties	1,464	1,296	168	13.0%	6,229	5,950	279	4.7%

Total property net operating income	$8,518	$5,100	$3,418	67.0%	$28,947	$18,266	$10,681	58.5%

(1) Includes revenues earned at properties related to non-customary activities, which subsequent to our IPO are reflected as Resident Services revenue on the accompanying consolidated statements of operations

	Three Months Ended
	December 31, 2004		March 31, 2005		June 30, 2005		September 30, 2005		Total
Owned off-campus properties - 12-month leases (9 properties):

Revenues	$7,764	24%	$7,969	25%	$7,986	25%	$8,163	26%	$31,882	100%
Property operating expenses and estimated management costs (2)	2,785	22%	2,897	23%	3,047	25%	3,730	30%	12,459	100%
Subtotal	$4,979	26%	$5,072	26%	$4,939	25%	$4,433	23%	$19,423	100%
Occupancy at period end	97.3%		97.5%		97.4%		98.3%

Owned off-campus properties - less than 12-month leases (2 properties):

Revenues	$2,947	28%	$3,048	29%	$2,499	23%	$2,116	20%	$10,610	100%
Property operating expenses and estimated management costs (2)	1,247	23%	1,257	24%	1,259	24%	1,542	29%	5,305	100%
Subtotal	$1,700	32%	$1,791	34%	$1,240	23%	$574	11%	$5,305	100%
Occupancy at period end	97.6%		99.9%		38.3%		100.4%

Total owned off-campus properties (11 properties):

Revenues	$10,711	25%	$11,017	26%	$10,485	25%	$10,279	24%	$42,492	100%
Property operating expenses and estimated management costs (2)	4,032	23%	4,154	23%	4,306	24%	5,272	30%	17,764	100%
Subtotal	$6,679	27%	$6,863	28%	$6,179	25%	$5,007	20%	$24,728	100%
Occupancy at period end	97.4%		98.0%		85.3%		98.8%

On-campus participating properties - less than 12-month leases (4 properties):

Revenues and interest income	$5,612	31%	$5,517	31%	$3,160	18%	$3,519	20%	$17,808	100%
Property operating expenses and estimated management costs (2)	2,293	27%	1,979	24%	2,036	24%	2,111	25%	8,419	100%
Subtotal	$3,319	35%	$3,538	38%	$1,124	12%	$1,408	15%	$9,389	100%
Occupancy at period end	96.9%		93.1%		14.1%		93.2%

Grand total - all properties (15 properties):
Revenues	$16,323	27%	$16,534	27%	$13,645	23%	$13,798	23%	$60,300	100%
Property operating expenses and estimated management costs (2)	6,325	24%	6,133	23%	6,342	24%	7,383	28%	26,183	100%
Subtotal	$9,998	29%	$10,401	31%	$7,303	21%	$6,415	19%	$34,117	100%
Occupancy at period end	97.2%		96.2%		59.0%		96.7%

(1) For purposes of the seasonal trend analysis, the following properties are excluded: 2005 acquisitions, 2005 dispositions, and properties under construction during 2005.
Only those assets that were owned and operated during all four quarters are reflected.
(2) Represents direct property expenses and estimated management costs for owned off-campus properties at 2.5% of revenues, whereas on-campus participating properties operating expenses include actual management costs.

PROJECTS UNDER CONSTRUCTION
Project	Location	Primary University Served	Units	Beds		Estimated Project Costs	% Complete (1)	Scheduled to Open for Occupancy

Callaway Villas	College Station, TX	Texas A&M University	236	704		$37,475	7%	August 2006
Village at Newark	Newark, NJ	Rutgers University, NJIT, Essex CCC	221	812	(2)	72,935	1%	Fall 2007
						$110,410

PROJECTS IN PRE-DEVELOPMENT
Project	Location	Anticipated Commencement	Targeted Units			Targeted Beds	Estimated Project Cost	Targeted Completion
Arizona State University (3)	Tempe, AZ
Component I		Second Quarter 2006	625			1,600	$110,000	August 2007
Component II		Second Quarter 2007	700			2,000	115,000	August 2008
Component III		Second Quarter 2008	575			1,500	110,000	August 2009
							$335,000

(1) As of September 30, 2005.
(2) Pending approval from the City of Newark's Central Planning Board, the project's capacity can be increased to 838 beds without modifying the existing building area.
(3) Component developments are contingent upon the execution of a Memorandum of Understanding ("MOU"), Board of Regents approval on each Component, and execution of all transactional documents.

	Three Months Ended Sept. 30,			Nine Months Ended Sept. 30,
	2005	2004	$ Change	2005	2004	$ Change
Development services revenue	$2,017	$537	$1,480	$3,994	$4,738	$(744)
% of total revenue	9.2%	4.0%		6.5%	11.1%

RECENTLY COMPLETED PROJECTS						Completion Date
Project	Location	Primary University Served	Units	Beds	Total Fees
Cullen Oaks Phase II	Houston, TX	University of Houston	180	354	$ 1,117	August 2005
Saint Leo University Phase II	Saint Leo, FL	Saint Leo University	87	320	375	August 2005
					$ 1,492

CONTRACTED PROJECTS IN PROGRESS
Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date (1)	Remaining Fees (1)	Scheduled Completion
Vista del Campo Phase II	Irvine, CA	University of California - Irvine	545	1,564	$ 3,500	$ 1,622	$ 1,878	August 2006
West Virginia University - Evansdale (2)	Morgantown, WV	West Virginia University	96	345	725	455	270	August 2006
Fenn Tower Renovation	Cleveland, OH	Cleveland State University	174	438	1,510	576	934	August 2006
Cardinal Village Dining Hall	Beaumont, TX	Lamar University	n/a	n/a	110	88	22	November 2005
The Inn at Auraria	Denver, CO	Auraria Higher Education System	125	439	300	188	112	August 2006
West Virginia University - Potomac State (3)	Keyser, WV	Potomac State College	107	355	700	230	470	August 2007
					$ 6,845	$ 3,159	$ 3,686

AWARDED PROJECTS
Project	Location	Anticipated Commencement	Estimated Fees
Blinn College	Brenham, TX	Fourth Quarter 2005	$ 650
West Virginia University - Downtown (4)	Morgantown, WV	Fourth Quarter 2005	650
University of Hawaii - Manoa	Honolulu, HI	Second or Third Quarter 2006	2,285
University of New Orleans (5)	New Orleans, LA	Undetermined	1,550
Hope International University (6)	Fullerton, CA	Undetermined	-
			$ 5,135
(1) As of September 30, 2005
(2) The West Virginia - Evansdale project consists of pre-development and design services which were completed in the third quarter 2005 and construction administration services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project.
(3) The West Virginia - Potomac State project consists of pre-development and design services which are currently in progress and construction administration services which are scheduled to commence in the third quarter 2006. Contractual fees are shown net of costs anticipated to be incurred to complete the project.
(4) We will provide pre-development, design, and construction administration services. Estimated fees are shown net of costs anticipated to be incurred to complete the project.
(5) Hurricane Katrina has caused a delay in the commencement of construction for the third-party development of the University of New Orleans housing project. The University has expressed their commitment to this project moving forward and is in the process of establishing a definitive timeline.
(6) Currently in the strategic planning phase and in the process of determining project size and scope.

		Three Months Ended September 30,				Nine Months Ended September 30,
		2005	2004	$ Change		2005	2004	$ Change
Management services revenue		$ 783	$ 535	$ 248		$ 2,055	$ 1,307	$ 748
% of total revenue		3.6%	3.9%			3.3%	3.1%

NEW MANAGEMENT CONTRACTS

Property	Location	University			Units	Beds	Estimated Annual Fees	Anticipated Commencement
Fenn Tower	Cleveland, OH	Cleveland State University			174	438	$ 100	August 2006
The Inn at Auraria	Denver , CO	Auraria Higher Education System			125	439	145	August 2006
Vista del Campo Phase II	Irvine, CA	University of California Irvine			545	1,564	400	August 2006
							$ 645

DEVELOPMENT AWARDS WITH ANTICIPATED MANAGEMENT

University	Location	Anticipated Commencement
Blinn College	Brenham, TX	August 2006
Arizona State University	Tempe, AZ	August 2007
University of Hawaii - Manoa	Honolulu, HI	August 2007

Contact Name	Title	Phone	E-mail

William C. Bayless, Jr.	Chief Executive Officer	(512) 732-1020	bbayless@studenthousing.com

Brian B. Nickel	Chief Financial Officer	(512) 732-1045	bnickel@studenthousing.com

Gina Cowart	Investor Relations	(512) 732-1041	gcowart@studenthousing.com

Corporate Headquarters
American Campus Communities, Inc.
805 Las Cimas Parkway
Suite 400
Austin, Texas 78746
Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampuscommunities.com

This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words “anticipate,”“believe,”“expect,”“intend,”“may,”“might,”“plan,”“estimate,”“project,”“should,”“will,”“result” and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.